Filed Pursuant to Rule 497(e)
                                                      Registration No. 333-00767

                               AMERINDO FUNDS INC.
                            Amerindo Technology Fund
                           Amerindo Internet B2B Fund
                      Amerindo Health & Biotechnology Fund

               Supplement dated February 13, 2003, to the Class A
          and Class C Shares Prospectus and Class D Shares Prospectus,
                        both dated February 28, 2002 and
          Statement of Additional Information, dated February 28, 2002

      The Board of Directors of Amerindo Funds Inc. (the "Fund") has approved the conversion of the Class A Shares and the Class C Shares of each series of the Fund into the Class D Shares of each respective series. The conversion of the Class A Shares and Class C Shares into the Class D Shares will take place at the Net Asset Value (NAV) per share of the respective series at 4:00 pm on February 28, 2003 (the "Conversion Date"). The conversion will not be considered a taxable event. Therefore, gain or loss will not be recognized by shareholders upon the conversion. Immediately after the conversion, current shareholders of the Class A Shares and the Class C Shares will hold Class D Shares of their respective series with an aggregate NAV equal to the NAV of the Class A Shares and Class C Shares held by the shareholder immediately prior to the conversion.

      All Shares of the Fund have a redemption fee of 2.00% for Shares held less than one year; however, there will be no redemption fee assessed in connection with the conversion of the Class A Shares and the Class C Shares to the Class D Shares. The Class D Shares of each series do not have a sales charge or a contingent deferred sales charge . Currently the Class A Shares of each series have a maximum sales charge of 5.75% imposed on purchases and the Class C Shares of each series have a contingent deferred sales charge of 1.00% for Shares held less than one year. The contingent deferred sales charge will not be assessed on the conversion of the Class C Shares into the Class D Shares. In addition, the Class A and D Shares each have a service fee pursuant to its 12b-1 Plan of .25% of average daily net assets and the Class C Shares have total 12b-1 Plan expenses of 1% of average daily net assets.

      The Board of Directors, including a majority of the disinterested directors, also approved an Agreement and Plan of Reorganization for each of the Internet B2B Fund and the Health & Biotechnology Fund (the "Plans") to merge each of the Internet B2B Fund and the Health & Biotechnology Fund into the Technology Fund. The Board of Directors has also approved the Plans' submission to the shareholders of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. Each of the Plans contemplate the Reorganizations under which (i) the acquisition by the Technology Fund, on the closing date of the Reorganization, of all the assets of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, in exchange solely for Class D Shares of the


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Technology Fund and the assumption by the Technology Fund of all the known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund, respectively; (ii) the pro rata distribution of the Technology Fund Class D Shares to the Internet B2B Fund and the Health & Biotechnology Fund shareholders, respectively, in exchange for the outstanding shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, and (iii) the complete liquidation of the Internet B2B Fund and the Health & Biotechnology Fund, respectively as provided in the Plans.

      The result of the carrying out of each of the Plans would be that (i) the Technology Fund would add to its gross assets and liabilities all of the assets and liabilities of the Internet B2B Fund and the Health & Biotechnology Fund and
(ii) the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, would become shareholders of the Technology Fund as soon as practicable after the closing. The Technology Fund will bear all of the expenses associated with the Reorganizations, including legal, accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses incurred.

      The shareholders of the Internet B2B Fund and the Health & Biotechnology Fund will be asked to approve each of the respective Plans. We expect the meeting of the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund to be held in the Spring of 2003 and these matters will be submitted for a shareholder vote at that time. Those shareholders eligible to vote will receive information about the meeting and voting instructions by mail.

      Effective as of the date hereof, the Fund will no longer offer for sale the Class A Shares and the Class C Shares of any Series. The Board has also determined that as of the date hereof, Shares of the Internet B2B Fund and the Health & Biotechnology Fund will no longer be offered by these Series to any investors. After the date hereof, distributions of both dividends and capital gains for all Classes of the Internet B2B and the Health & Biotechnology Funds and for the Class A and C Shares of the Technology Fund will be reinvested in Class D Shares of the Technology Fund for shareholders who have selected the automatic reinvestment option. Shareholders who do not wish to receive shares of the Technology Fund pursuant to the reinvestment of dividends and capital gains should call Amerindo Investment Advisors Inc. at (888) 832-4386 to select the cash option for distributions of both dividends and capital gains.